PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG COMMON STOCK FUND
                             STRONG DISCOVERY FUND
                               STRONG GROWTH FUND
                        STRONG MID CAP DISCIPLINED FUND
                           STRONG MID CAP GROWTH FUND
                            STRONG OPPORTUNITY FUND
                          STRONG STRATEGIC GROWTH FUND

                   Supplement to Prospectus dated May 1, 1999


STRONG MID CAP DISCIPLINED FUND
STRONG MID CAP GROWTH FUND

Effective immediately, the Strong Mid Cap Disciplined and Strong Mid Cap Growth Funds will define "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment. Previously, "medium-capitalization companies" was defined as companies with a market capitalization between $800 million and $8 billion at the time of investment.


          The date of this Prospectus Supplement is November 5, 1999.

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